EXHIBIT 24(a)

                               POWER OF ATTORNEY



                  KNOW ALL MEN BY THESE PRESENT: That the undersigned, a Director or Officer, or both, of ALLTEL Corporation (the "Corporation"), acting pursuant to authorization of the Board of Directors of the Corporation, hereby appoints Joe T. Ford, Tom T. Orsini, Francis X. Frantz, and Jerry M. Green, or any of them, attorneys-in-fact and agents for me and in my name and on my behalf, individually and as a Director or Officer, or both, of the Corporation, to sign a Registration Statement on Form S-3, and any amendments (including post effective amendments) and supplements thereto, of the Corporation to be filed with the Securities and Exchange Commission pursuant to any applicable Rule under the Securities Act of 1933, as amended (the "Act"), with respect to the issue and sale of not more than $300,000,000 in aggregate principal amount of debt securities of the Corporation, the underwriting of which may, but need not, be managed by Stephens Inc., and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

                  IN WITNESS WHEREOF, I have hereunto set my hand this 23rd day of February, 1996.



                                             Signed:  /s/ Joe T. Ford
                                             Name:        Joe T. Ford

                               POWER OF ATTORNEY



                  KNOW ALL MEN BY THESE PRESENT: That the undersigned, a Director or Officer, or both, of ALLTEL Corporation (the "Corporation"), acting pursuant to authorization of the Board of Directors of the Corporation, hereby appoints Joe T. Ford, Tom T. Orsini, Francis X. Frantz, and Jerry M. Green, or any of them, attorneys-in-fact and agents for me and in my name and on my behalf, individually and as a Director or Officer, or both, of the Corporation, to sign a Registration Statement on Form S-3, and any amendments (including post effective amendments) and supplements thereto, of the Corporation to be filed with the Securities and Exchange Commission pursuant to any applicable Rule under the Securities Act of 1933, as amended (the "Act"), with respect to the issue and sale of not more than $300,000,000 in aggregate principal amount of debt securities of the Corporation, the underwriting of which may, but need not, be managed by Stephens Inc., and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

                  IN WITNESS WHEREOF, I have hereunto set my hand this 23rd day of February, 1996.



                                             Signed:  /s/ Scott T. Ford
                                             Name:        Scott T. Ford

                               POWER OF ATTORNEY



                  KNOW ALL MEN BY THESE PRESENT: That the undersigned, a Director or Officer, or both, of ALLTEL Corporation (the "Corporation"), acting pursuant to authorization of the Board of Directors of the Corporation, hereby appoints Joe T. Ford, Tom T. Orsini, Francis X. Frantz, and Jerry M. Green, or any of them, attorneys-in-fact and agents for me and in my name and on my behalf, individually and as a Director or Officer, or both, of the Corporation, to sign a Registration Statement on Form S-3, and any amendments (including post effective amendments) and supplements thereto, of the Corporation to be filed with the Securities and Exchange Commission pursuant to any applicable Rule under the Securities Act of 1933, as amended (the "Act"), with respect to the issue and sale of not more than $300,000,000 in aggregate principal amount of debt securities of the Corporation, the underwriting of which may, but need not, be managed by Stephens Inc., and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

                  IN WITNESS WHEREOF, I have hereunto set my hand this 23rd day of February, 1996.



                                             Signed:  /s/ Dennis J. Ferra
                                             Name:        Dennis J. Ferra

                               POWER OF ATTORNEY



                  KNOW ALL MEN BY THESE PRESENT: That the undersigned, a Director or Officer, or both, of ALLTEL Corporation (the "Corporation"), acting pursuant to authorization of the Board of Directors of the Corporation, hereby appoints Joe T. Ford, Tom T. Orsini, Francis X. Frantz, and Jerry M. Green, or any of them, attorneys-in-fact and agents for me and in my name and on my behalf, individually and as a Director or Officer, or both, of the Corporation, to sign a Registration Statement on Form S-3, and any amendments (including post effective amendments) and supplements thereto, of the Corporation to be filed with the Securities and Exchange Commission pursuant to any applicable Rule under the Securities Act of 1933, as amended (the "Act"), with respect to the issue and sale of not more than $300,000,000 in aggregate principal amount of debt securities of the Corporation, the underwriting of which may, but need not, be managed by Stephens Inc., and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

                  IN WITNESS WHEREOF, I have hereunto set my hand this 23rd day of February, 1996.



                                             Signed:  /s/ John M. Mueller
                                             Name:        John M. Mueller

                               POWER OF ATTORNEY



                  KNOW ALL MEN BY THESE PRESENT: That the undersigned, a Director or Officer, or both, of ALLTEL Corporation (the "Corporation"), acting pursuant to authorization of the Board of Directors of the Corporation, hereby appoints Joe T. Ford, Tom T. Orsini, Francis X. Frantz, and Jerry M. Green, or any of them, attorneys-in-fact and agents for me and in my name and on my behalf, individually and as a Director or Officer, or both, of the Corporation, to sign a Registration Statement on Form S-3, and any amendments (including post effective amendments) and supplements thereto, of the Corporation to be filed with the Securities and Exchange Commission pursuant to any applicable Rule under the Securities Act of 1933, as amended (the "Act"), with respect to the issue and sale of not more than $300,000,000 in aggregate principal amount of debt securities of the Corporation, the underwriting of which may, but need not, be managed by Stephens Inc., and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

                  IN WITNESS WHEREOF, I have hereunto set my hand this 23rd day of February, 1996.



                                             Signed:  /s/ Ben W. Agee
                                             Name:        Ben W. Agee

                               POWER OF ATTORNEY



                  KNOW ALL MEN BY THESE PRESENT: That the undersigned, a Director or Officer, or both, of ALLTEL Corporation (the "Corporation"), acting pursuant to authorization of the Board of Directors of the Corporation, hereby appoints Joe T. Ford, Tom T. Orsini, Francis X. Frantz, and Jerry M. Green, or any of them, attorneys-in-fact and agents for me and in my name and on my behalf, individually and as a Director or Officer, or both, of the Corporation, to sign a Registration Statement on Form S-3, and any amendments (including post effective amendments) and supplements thereto, of the Corporation to be filed with the Securities and Exchange Commission pursuant to any applicable Rule under the Securities Act of 1933, as amended (the "Act"), with respect to the issue and sale of not more than $300,000,000 in aggregate principal amount of debt securities of the Corporation, the underwriting of which may, but need not, be managed by Stephens Inc., and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

                  IN WITNESS WHEREOF, I have hereunto set my hand this 23rd day of February, 1996.



                                             Signed:  /s/ Michael D. Andreas
                                             Name:        Michael D. Andreas

                               POWER OF ATTORNEY



                  KNOW ALL MEN BY THESE PRESENT: That the undersigned, a Director or Officer, or both, of ALLTEL Corporation (the "Corporation"), acting pursuant to authorization of the Board of Directors of the Corporation, hereby appoints Joe T. Ford, Tom T. Orsini, Francis X. Frantz, and Jerry M. Green, or any of them, attorneys-in-fact and agents for me and in my name and on my behalf, individually and as a Director or Officer, or both, of the Corporation, to sign a Registration Statement on Form S-3, and any amendments (including post effective amendments) and supplements thereto, of the Corporation to be filed with the Securities and Exchange Commission pursuant to any applicable Rule under the Securities Act of 1933, as amended (the "Act"), with respect to the issue and sale of not more than $300,000,000 in aggregate principal amount of debt securities of the Corporation, the underwriting of which may, but need not, be managed by Stephens Inc., and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

                  IN WITNESS WHEREOF, I have hereunto set my hand this 23rd day of February, 1996.



                                             Signed:  /s/ John R. Belk
                                             Name:        John R. Belk

                               POWER OF ATTORNEY



                  KNOW ALL MEN BY THESE PRESENT: That the undersigned, a Director or Officer, or both, of ALLTEL Corporation (the "Corporation"), acting pursuant to authorization of the Board of Directors of the Corporation, hereby appoints Joe T. Ford, Tom T. Orsini, Francis X. Frantz, and Jerry M. Green, or any of them, attorneys-in-fact and agents for me and in my name and on my behalf, individually and as a Director or Officer, or both, of the Corporation, to sign a Registration Statement on Form S-3, and any amendments (including post effective amendments) and supplements thereto, of the Corporation to be filed with the Securities and Exchange Commission pursuant to any applicable Rule under the Securities Act of 1933, as amended (the "Act"), with respect to the issue and sale of not more than $300,000,000 in aggregate principal amount of debt securities of the Corporation, the underwriting of which may, but need not, be managed by Stephens Inc., and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

                  IN WITNESS WHEREOF, I have hereunto set my hand this 23rd day of February, 1996.



                                       Signed:  /s/ Lawrence L. Gellerstedt III
                                       Name:        Lawrence L. Gellerstedt III

                               POWER OF ATTORNEY



                  KNOW ALL MEN BY THESE PRESENT: That the undersigned, a Director or Officer, or both, of ALLTEL Corporation (the "Corporation"), acting pursuant to authorization of the Board of Directors of the Corporation, hereby appoints Joe T. Ford, Tom T. Orsini, Francis X. Frantz, and Jerry M. Green, or any of them, attorneys-in-fact and agents for me and in my name and on my behalf, individually and as a Director or Officer, or both, of the Corporation, to sign a Registration Statement on Form S-3, and any amendments (including post effective amendments) and supplements thereto, of the Corporation to be filed with the Securities and Exchange Commission pursuant to any applicable Rule under the Securities Act of 1933, as amended (the "Act"), with respect to the issue and sale of not more than $300,000,000 in aggregate principal amount of debt securities of the Corporation, the underwriting of which may, but need not, be managed by Stephens Inc., and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

                  IN WITNESS WHEREOF, I have hereunto set my hand this 23rd day of February, 1996.



                                             Signed:  /s/ W. W. Johnson
                                             Name:        W. W. Johnson

                               POWER OF ATTORNEY



                  KNOW ALL MEN BY THESE PRESENT: That the undersigned, a Director or Officer, or both, of ALLTEL Corporation (the "Corporation"), acting pursuant to authorization of the Board of Directors of the Corporation, hereby appoints Joe T. Ford, Tom T. Orsini, Francis X. Frantz, and Jerry M. Green, or any of them, attorneys-in-fact and agents for me and in my name and on my behalf, individually and as a Director or Officer, or both, of the Corporation, to sign a Registration Statement on Form S-3, and any amendments (including post effective amendments) and supplements thereto, of the Corporation to be filed with the Securities and Exchange Commission pursuant to any applicable Rule under the Securities Act of 1933, as amended (the "Act"), with respect to the issue and sale of not more than $300,000,000 in aggregate principal amount of debt securities of the Corporation, the underwriting of which may, but need not, be managed by Stephens Inc., and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

                  IN WITNESS WHEREOF, I have hereunto set my hand this 23rd day of February, 1996.



                                             Signed:  /s/ Emon A. Mahoney, Jr.
                                             Name:        Emon A. Mahoney, Jr.

                               POWER OF ATTORNEY



                  KNOW ALL MEN BY THESE PRESENT: That the undersigned, a Director or Officer, or both, of ALLTEL Corporation (the "Corporation"), acting pursuant to authorization of the Board of Directors of the Corporation, hereby appoints Joe T. Ford, Tom T. Orsini, Francis X. Frantz, and Jerry M. Green, or any of them, attorneys-in-fact and agents for me and in my name and on my behalf, individually and as a Director or Officer, or both, of the Corporation, to sign a Registration Statement on Form S-3, and any amendments (including post effective amendments) and supplements thereto, of the Corporation to be filed with the Securities and Exchange Commission pursuant to any applicable Rule under the Securities Act of 1933, as amended (the "Act"), with respect to the issue and sale of not more than $300,000,000 in aggregate principal amount of debt securities of the Corporation, the underwriting of which may, but need not, be managed by Stephens Inc., and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

                  IN WITNESS WHEREOF, I have hereunto set my hand this 23rd day of February, 1996.



                                             Signed:  /s/ John P. McConnell
                                             Name:        John P. McConnell

                               POWER OF ATTORNEY



                  KNOW ALL MEN BY THESE PRESENT: That the undersigned, a Director or Officer, or both, of ALLTEL Corporation (the "Corporation"), acting pursuant to authorization of the Board of Directors of the Corporation, hereby appoints Joe T. Ford, Tom T. Orsini, Francis X. Frantz, and Jerry M. Green, or any of them, attorneys-in-fact and agents for me and in my name and on my behalf, individually and as a Director or Officer, or both, of the Corporation, to sign a Registration Statement on Form S-3, and any amendments (including post effective amendments) and supplements thereto, of the Corporation to be filed with the Securities and Exchange Commission pursuant to any applicable Rule under the Securities Act of 1933, as amended (the "Act"), with respect to the issue and sale of not more than $300,000,000 in aggregate principal amount of debt securities of the Corporation, the underwriting of which may, but need not, be managed by Stephens Inc., and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

                  IN WITNESS WHEREOF, I have hereunto set my hand this 23rd day of February, 1996.



                                             Signed:  /s/ Josie C. Natori
                                             Name:        Josie C. Natori

                               POWER OF ATTORNEY



                  KNOW ALL MEN BY THESE PRESENT: That the undersigned, a Director or Officer, or both, of ALLTEL Corporation (the "Corporation"), acting pursuant to authorization of the Board of Directors of the Corporation, hereby appoints Joe T. Ford, Tom T. Orsini, Francis X. Frantz, and Jerry M. Green, or any of them, attorneys-in-fact and agents for me and in my name and on my behalf, individually and as a Director or Officer, or both, of the Corporation, to sign a Registration Statement on Form S-3, and any amendments (including post effective amendments) and supplements thereto, of the Corporation to be filed with the Securities and Exchange Commission pursuant to any applicable Rule under the Securities Act of 1933, as amended (the "Act"), with respect to the issue and sale of not more than $300,000,000 in aggregate principal amount of debt securities of the Corporation, the underwriting of which may, but need not, be managed by Stephens Inc., and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

                  IN WITNESS WHEREOF, I have hereunto set my hand this 23rd day of February, 1996.



                                             Signed:  /s/ John E. Steuri
                                             Name:        John E. Steuri

                               POWER OF ATTORNEY



                  KNOW ALL MEN BY THESE PRESENT: That the undersigned, a Director or Officer, or both, of ALLTEL Corporation (the "Corporation"), acting pursuant to authorization of the Board of Directors of the Corporation, hereby appoints Joe T. Ford, Tom T. Orsini, Francis X. Frantz, and Jerry M. Green, or any of them, attorneys-in-fact and agents for me and in my name and on my behalf, individually and as a Director or Officer, or both, of the Corporation, to sign a Registration Statement on Form S-3, and any amendments (including post effective amendments) and supplements thereto, of the Corporation to be filed with the Securities and Exchange Commission pursuant to any applicable Rule under the Securities Act of 1933, as amended (the "Act"), with respect to the issue and sale of not more than $300,000,000 in aggregate principal amount of debt securities of the Corporation, the underwriting of which may, but need not, be managed by Stephens Inc., and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

                  IN WITNESS WHEREOF, I have hereunto set my hand this 23rd day of February, 1996.



                                             Signed:  /s/ Carl H. Tiedemann
                                             Name:        Carl H. Tiedemann

                               POWER OF ATTORNEY



                  KNOW ALL MEN BY THESE PRESENT: That the undersigned, a Director or Officer, or both, of ALLTEL Corporation (the "Corporation"), acting pursuant to authorization of the Board of Directors of the Corporation, hereby appoints Joe T. Ford, Tom T. Orsini, Francis X. Frantz, and Jerry M. Green, or any of them, attorneys-in-fact and agents for me and in my name and on my behalf, individually and as a Director or Officer, or both, of the Corporation, to sign a Registration Statement on Form S-3, and any amendments (including post effective amendments) and supplements thereto, of the Corporation to be filed with the Securities and Exchange Commission pursuant to any applicable Rule under the Securities Act of 1933, as amended (the "Act"), with respect to the issue and sale of not more than $300,000,000 in aggregate principal amount of debt securities of the Corporation, the underwriting of which may, but need not, be managed by Stephens Inc., and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

                  IN WITNESS WHEREOF, I have hereunto set my hand this 23rd day of February, 1996.



                                             Signed:  /s/ Ronald Townsend
                                             Name:        Ronald Townsend

                               POWER OF ATTORNEY



                  KNOW ALL MEN BY THESE PRESENT: That the undersigned, a Director or Officer, or both, of ALLTEL Corporation (the "Corporation"), acting pursuant to authorization of the Board of Directors of the Corporation, hereby appoints Joe T. Ford, Tom T. Orsini, Francis X. Frantz, and Jerry M. Green, or any of them, attorneys-in-fact and agents for me and in my name and on my behalf, individually and as a Director or Officer, or both, of the Corporation, to sign a Registration Statement on Form S-3, and any amendments (including post effective amendments) and supplements thereto, of the Corporation to be filed with the Securities and Exchange Commission pursuant to any applicable Rule under the Securities Act of 1933, as amended (the "Act"), with respect to the issue and sale of not more than $300,000,000 in aggregate principal amount of debt securities of the Corporation, the underwriting of which may, but need not, be managed by Stephens Inc., and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

                  IN WITNESS WHEREOF, I have hereunto set my hand this 23rd day of February, 1996.



                                             Signed: /s/ William H. Zimmer, Jr.
                                             Name:       William H. Zimmer, Jr.

                               POWER OF ATTORNEY



                  KNOW ALL MEN BY THESE PRESENT: That the undersigned, a Director or Officer, or both, of ALLTEL Corporation (the "Corporation"), acting pursuant to authorization of the Board of Directors of the Corporation, hereby appoints Joe T. Ford, Tom T. Orsini, Francis X. Frantz, and Jerry M. Green, or any of them, attorneys-in-fact and agents for me and in my name and on my behalf, individually and as a Director or Officer, or both, of the Corporation, to sign a Registration Statement on Form S-3, and any amendments (including post effective amendments) and supplements thereto, of the Corporation to be filed with the Securities and Exchange Commission pursuant to any applicable Rule under the Securities Act of 1933, as amended (the "Act"), with respect to the issue and sale of not more than $300,000,000 in aggregate principal amount of debt securities of the Corporation, the underwriting of which may, but need not, be managed by Stephens Inc., and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

                  IN WITNESS WHEREOF, I have hereunto set my hand this 23rd day of February, 1996.



                                             Signed:  /s/ Francis X. Frantz
                                             Name:        Francis X. Frantz